SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report October 30, 2001
                                         ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                            38-0549190
         -------                                           ----------
   (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                       48126
 --------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated October 30, 2001 concerning certain management appointments, filed as Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                       Method of Filing
-----------            -----------                       ----------------

Exhibit 20             News Release dated
                       October 30, 2001                  Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               --------------------------------
                                               (Registrant)


Date:  October 30, 2001                        By: /s/Peter Sherry, Jr.
                                               --------------------------------
                                                   Peter Sherry, Jr.
                                                   Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated October 30, 2001